Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Futures Leveraged Strategy ETF

(the “Fund”)

Dated March 27, 2024

Supplement to the Fund’s Prospectus and Summary Prospectus

As previously disclosed in the Fund’s Prospectus and Summary Prospectus, in order to qualify as a regulated investment company for purposes of federal income tax treatment under the Internal Revenue Code of 1986, the Fund may reduce its exposure to its Subsidiary (as defined in the Prospectus) on or around the end of each of the Fund’s fiscal quarter ends. Pursuant to this requirement, the Fund expects to reduce its exposure to its Subsidiary beginning at 4:00 p.m. E.T. on March 27, 2024 such that the Fund will only return approximately one times (1x) the daily performance of the Index (as defined in the Prospectus) following such reduction. The Fund expects that such exposure will remain reduced until 4:00 p.m. E.T. on April 1, 2024. During this period of reduced exposure, the Fund will not achieve its investment objective and may return substantially less than two times (2x) the daily performance of the Index. In addition, during such period there may be increased trading activity in the Fund’s Shares which could result in widening of bid-ask spreads and more or greater premiums or discounts to the net asset value of the Fund.

Please Retain this Supplement for Future Reference